Second Amendment to
Credit Agreement and First Amendment to
Guaranty and Collateral Agreement

dated as of February 19, 2016,
among
Rice Midstream Holdings LLC,
as Borrower,
The Guarantors Party Hereto,
Wells Fargo Bank, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

Wells Fargo Securities, LLC,
as Sole Lead Arranger and Sole Bookrunner

3928103v.20 WEL554/64010

Second Amendment to
Credit Agreement and First Amendment to
Guaranty and Collateral Agreement
This Second Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement (this “Second Amendment”), dated as of February 19, 2016 (the “Second Amendment Effective Date”), is among Rice Midstream Holdings LLC, a Delaware limited liability company (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 22, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to amend certain terms of the Credit Agreement and the Guaranty and Collateral Agreement as set forth herein, to be effective as of the Second Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.
1.Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Borrower’s LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of the Borrower, dated on or around February 22, 2016 and in the form of Exhibit A to the Securities Purchase Agreement.
“GP Holdings” means Rice Midstream GP Holdings LP, a Delaware limited partnership.
“GP Holdings General Partner” means Rice Midstream GP Management LLC, a Delaware limited liability company, or any successor general partner of GP Holdings.
“GP Holdings LP Agreement” means that certain Amended and Restated Agreement of Limited Partnership of GP Holdings, dated on or around February 22, 2016 and in the form of Exhibit B to the Securities Purchase Agreement.
“Preferred Borrower Units” means any preferred Equity Interests in the Borrower issued by the Borrower from time to time.
“Second Amendment” means that certain Second Amendment to Credit Agreement and First Amendment to Guaranty and Collateral Agreement dated as of February 19, 2016, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” means February 19, 2016.
“Securities Purchase Agreement” means that certain Securities Purchase Agreement by and among the Borrower, GP Holdings, EIG Energy Fund XVI, L.P., a Delaware limited partnership, EIG Energy Fund XVI-

E, L.P., a Delaware limited partnership, and EIG Holdings (Rice) Partners, LP, a Delaware limited partnership, dated as of February 17, 2016.
“Specified GP Holdings Equity Distribution” means any Restricted Payment made by the Borrower pursuant to Section 9.04(g).
“Triggering Event” shall have the meaning given such term in the Borrower’s LLC Agreement.
2.Amended Definitions. The definitions of “Disqualified Capital Stock”, “Loan Documents”, “Material Disposition”, “Permitted JV”, “Restricted Payment” and “Unrestricted Subsidiary” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part (but if in part only with respect to such amount that meets the criteria set forth in this definition), on or prior to the date that is one year after the Maturity Date; provided, that, notwithstanding the foregoing, the Preferred Borrower Units shall not constitute Disqualified Capital Stock as a result of the holders of such Preferred Borrower Units having a right to require the Borrower to repurchase any or all of such Preferred Borrower Units upon the occurrence of a change in control of the Borrower.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Fee Letter, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement and the Security Instruments.
“Material Disposition” means any Transfer of Equity Interests in Midstream MLP by GP Holdings or any Transfer of Property or series of related Transfers of Property, in each case, that yields gross proceeds to the Credit Parties or GP Holdings, as applicable, in excess of a dollar amount equal to the greater of (a) $10,000,000 and (b) 10% of the total Commitments at such time.
“Permitted JV” means Strike Force Midstream LLC, a Delaware limited liability company. For the purposes of this Agreement, the formation of the Permitted JV shall be deemed to have occurred when Gulfport Energy Corp. or a subsidiary thereof acquired 25% of the Equity Interests in such entity, with the Borrower or other Credit Parties owning the remaining 75% of such Equity Interests.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interest in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interest in the Borrower or any Restricted Subsidiary; provided that any payments in respect of expense reimbursements and any indemnity payments in each case payable from any Credit Party to any holder of Preferred Borrower Units pursuant to the Borrower’s LLC Agreement, the GP Holdings LP Agreement or the Securities Purchase Agreement shall be deemed not to be Restricted Payments.
“Unrestricted Subsidiary” means (a) the Permitted JV, GP Holdings and GP Holdings General Partner, and (b) any other Subsidiary of the Borrower (i) designated as such on Schedule 7.14, (ii) which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.15 or (iii) that is a subsidiary of an Unrestricted Subsidiary; provided that in no event may an OpCo be designated as an Unrestricted Subsidiary.
2.3    Amendment to Definition of Asset Disposition. The definition of “Asset Disposition” contained in Section 1.02 of the Credit Agreement is hereby amended to (a) delete the “and” after clause (j) thereof, (b) delete the period at the end of clause (k) thereof and insert “;” in lieu thereof, and (c) add new clauses (l) and (m) at the end of such definition which clauses (l) and (m) shall read in full as follows:
(l)    any conversion of common units in GP Holdings into “Exchange Securities” as defined in the GP Holdings LP Agreement; and

(m)    any issuance of Equity Interests in a Person by such Person.
2.4    Amendment to Definition of Change in Control. Clause (c) of the definition of “Change in Control” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(c)     (i) a “Change in Control” (as defined in the documentation for any Material Debt) shall have occurred and as a result thereof the maturity of such Material Debt is accelerated, the obligor on such Material Debt is obligated to offer to Redeem such Material Debt, or the obligee on such Material Debt shall otherwise have the right to require the obligor thereon to Redeem such Material Debt or (ii) a “Change in Control” (as defined in the Borrower’s LLC Agreement or any other documentation for any Preferred Borrower Units) shall have occurred and as a result thereof the holders of such Preferred Borrower Units have the right to require the Borrower to repurchase any or all of such Preferred Borrower Units;
2.5    Amendment to Definition of EBITDA. The last sentence and paragraph following immediately after clause (E) of the definition of “EBITDA” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
For the purposes of calculating EBITDA for any Rolling Period for any determination of the Consolidated Total Leverage Ratio, if at any time during such Rolling Period any Credit Party shall have made any Material Disposition (other than a sale by the Borrower of common units in GP Holdings or a sale by GP Holdings of any Equity Interests in Midstream MLP) or Material Acquisition, the EBITDA for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Rolling Period, such pro forma adjustments to be acceptable to the Administrative Agent and the Borrower. For purposes of calculating EBITDA for any Rolling Period for any purpose hereunder, if at any time during such Rolling Period any Credit Party or GP Holdings shall have made any Material Disposition in respect of the sale by the Borrower of common units in GP Holdings or a sale by GP Holdings of any Equity Interests in Midstream MLP, the EBITDA for such Rolling Period shall be calculated giving pro forma effect thereto as if such Material Disposition had occurred on the first day of such Rolling Period (i.e. EBITDA shall be calculated as if the cash distributions received by the Credit Parties from GP Holdings during such period had been reduced to reflect the percentage of Equity Interests in GP Holdings that the Credit Parties own immediately after giving effect to such Material Disposition (in the case of the sale of common units in GP Holdings by the Borrower) and/or as if the cash distributions received by the Credit Parties from GP Holdings had been reduced to reflect the percentage of Equity Interests in Midstream MLP that GP Holdings owns immediately after giving effect to such Material Disposition (in the case of the sale of Equity Interests in Midstream MLP by GP Holdings)), in each case with such pro forma adjustments being acceptable to the Administrative Agent and the Borrower.
2.6    Amendment to Section 2.06 of the Credit Agreement. Section 2.06 of the Credit Agreement is hereby amended by adding new clause (f) thereto immediately after clause (e) thereof, which new clause (f) will read in full as follows:
(f)    Reduction in Commitments upon any Specified GP Holdings Equity Distribution. Contemporaneously with and automatically upon the consummation by the Borrower of any Specified GP Holdings Equity Distribution, the aggregate Commitments shall, if greater than the following amount, be reduced to equal an amount equal to (i) EBITDA for the most recently ended four fiscal quarters for which financial statements are available multiplied by (ii) a factor of 5.0 (or such higher factor as may be approved by the Borrower, the Administrative Agent and the Majority Lenders); provided that for purposes of this Section 2.06(f), EBITDA shall be calculated giving pro forma effect to such Specified GP Holdings Equity Distribution as if such Specified GP Holdings Equity Distribution happened on the first day of such period (i.e., EBITDA shall be calculated as if the cash distributions received by the Credit Parties from GP Holdings during such period had been reduced to reflect the percentage of Equity Interests in GP Holdings that the Credit Parties own immediately after giving effect to such Specified GP Holdings Equity Distribution), with such pro forma calculation being acceptable to the Administrative Agent. If, after giving effect to any termination or reduction of the aggregate Commitments pursuant to this Section 2.06(f), the total Revolving Credit Exposures exceed the total Commitments, then the Borrower shall prepay the Borrowings in accordance with Section 3.04 on the date of such termination or reduction in an aggregate principal amount equal to such excess, and if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, Cash Collateralize such excess as provided in Section 2.07(j).

2.7    Amendment to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended by deleting the following sentence and paragraph found immediately following clause (e) thereof:
The Borrower will also not permit the Permitted JV to incur or owe any Debt for borrowed money.
And by inserting the following paragraph in its place:
The Borrower will not permit the Permitted JV, GP Holdings or GP Holdings General Partner to incur or owe any Debt for borrowed money. To the extent that GP Holdings is obligated to acquire or redeem Equity Interests in GP Holdings, the Borrower may obligate itself to issue additional shares of the Borrower’s Equity Interests (other than Disqualified Capital Stock) pursuant to Section 6.12(b)(viii) or (ix) of the Borrower’s LLC Agreement in satisfaction in whole or in part of the acquisition or redemption price to be paid by GP Holdings, and any such obligation of the Borrower shall not constitute a violation of this Section 9.02 or of Section 8.15, Section 9.12 or Section 9.15.
2.8    Amendment to Section 9.03 of the Credit Agreement. Section 9.03 of the Credit Agreement is hereby amended to add the following sentence at the end of the paragraph immediately following clause (e) thereof:
The Borrower will also not permit GP Holdings or GP Holdings General Partner to grant or permit to remain outstanding any Lien (x) securing any Debt for borrowed money or (y) on any Equity Interests in Midstream MLP.
2.9    Amendment to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended by:
(a)     deleting the word “and” after clause (e) thereof;
(b)     amending and restating clause (f) thereof in its entirety, which clause (f) shall read in full as follows:
(f)     the Borrower may (i) pay cash distributions or dividends to the holders of its Equity Interests, and (ii) repurchase, redeem, retire, acquire, cancel or terminate Preferred Borrower Units, in whole or in part, by means of cash payments, so long as, in either case, at the time of and after giving effect to such payment, repurchase, redemption, retirement, acquisition, cancellation or termination, as applicable, and to any substantially concurrent payment of Loans under this Agreement, the total outstanding principal amount of Loans under this Agreement equals $0;
and
(c)     adding new clauses (g), (h) and (i) thereto immediately after clause (f) thereof, which new clauses (g), (h) and (i) shall read in full as follows:
(g)     the Borrower may repurchase, redeem, retire, acquire, cancel or terminate Preferred Borrower Units, in whole or in part, by means of a transfer or other disposition by the Borrower of Equity Interests in GP Holdings to the holders of such Preferred Borrower Units, so long as at the time of and after giving effect to such repurchase, redemption, retirement, acquisition, cancellation or termination, as applicable, and to any substantially concurrent payment of Loans under this Agreement, (i) no Event of Default exists or results therefrom, (ii) the total outstanding principal amount of Loans under this Agreement equals $0 and (iii) after giving effect to any resulting reduction in the total Commitments pursuant to Section 2.06(f), if the total Revolving Credit Exposures of all of the Lenders exceeds the total Commitments, the Borrower shall have substantially contemporaneously Cash Collateralized Letters of Credit to the extent required by Section 3.04(c)(i);
(h)     so  long  as  (i)  no  Event  of  Default  exists  at  the  time  of  such payment or results therefrom, (ii) at the time of and after giving effect to such payment, the ratio of the total Revolving Credit Exposures to the total Commitments is 0.9 to 1.0 or less, and (iii) after giving effect to such payment (and any Debt incurred in connection therewith) (A) the Borrower would be in pro forma compliance with Section 9.01(a) and (B) the Consolidated Total Leverage Ratio on a pro forma basis is less than or equal to 4.00 to 1.00, the Borrower may (1) make cash distributions or dividends to the holders of the Preferred Borrower Units in an amount not to exceed 8% per annum of the then-applicable “Liquidation Preference” of each Preferred Borrower Unit (as such term is defined in the Borrower’s LLC Agreement); provided that (x) such rate may be increased to 10% or 12% per annum, as applicable, to the extent required pursuant to Section 6.12(b) of the Borrower’s LLC Agreement and (y) to the extent any such distributions or dividends from a previous period (up to the maximum amounts permitted in the foregoing clause (1) as modified by clause (x)

of this proviso for any such period) are not permitted to be paid at any time as a result of the failure of any of the foregoing conditions (i) through (iii) to be satisfied and are accrued and unpaid under the Borrower’s LLC Agreement, such accrued and unpaid amounts shall be permitted to be paid in cash in future periods subject to compliance with the foregoing conditions (i) through (iii) and (2) pay unused fees or commitment fees to the Persons committed to purchase Preferred Borrower Units (A) in an annual amount not to exceed (x) two percent (2.00%) per annum multiplied by (y) such Persons’ unused commitments as computed on a daily basis, together with interest on any such unpaid fees to the extent required pursuant to Section 6.4 of the Securities Purchase Agreement and (B) to the extent any such unused fees or commitment fees from a previous period (up to the maximum amounts permitted in the foregoing clause (2)(A) for any such period) are not permitted to be paid at any time as a result of the failure of any of the foregoing conditions (i) through (iii) to be satisfied and are accrued and unpaid under the Securities Purchase Agreement, such accrued and unpaid amounts shall be permitted to be paid in cash in future periods subject to compliance with the foregoing conditions (i) through (iii); and
(i)    so long as the Borrower is taxable as a partnership for United States federal income tax purposes, the Borrower may make tax distributions in accordance with Section 8.5 of the Borrower’s LLC Agreement (including, without limitation and for the avoidance of doubt, clause (ii) of the second sentence of Section 8.5(a) of the Borrower’s LLC Agreement).
2.10    Amendment to Section 9.05 of the Credit Agreement. Section 9.05 of the Credit Agreement is hereby amended by (a) relabeling existing clause “(i)” thereof as clause “(k)” and (b) inserting new clauses “(i)” and “(j)” immediately after clause (h) thereof, which new clauses (i) and (j) shall read in full as follows:
(i)    the Borrower may contribute to GP Holdings all or any portion of the Equity Interests in Midstream MLP that the Borrower owns as of the Second Amendment Effective Date so long as (i) no Event of Default exists at the time of such Investment or results therefrom, (ii) at the time of and after giving effect to such Investment, the ratio of the total Revolving Credit Exposures to the total Commitments is 0.9 to 1.0 or less, (iii) after giving effect to such Investment, the Borrower would be in pro forma compliance with Section 9.01, (iv) such contribution occurs on or prior to March 31, 2016, and (v) prior to or contemporaneously with the making of such Investment, the Borrower shall execute and deliver a supplement to the Guaranty and Collateral Agreement pursuant to which the Borrower shall pledge all of the Equity Interests of GP Holdings or GP Holdings General Partner that are then owned by the Borrower or any Guarantor (and deliver the original stock certificates, if any, evidencing such Equity Interests, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof), it being understood and agreed that (notwithstanding anything to the contrary in this Agreement or in any other Loan Document) neither the Borrower nor any other Person is obligated to pledge, or cause to be pledged, any Equity Interests in GP Holdings or GP Holdings General Partner that are issued at any time by GP Holdings or GP Holdings General Partner to any Person that is not a Credit Party or to mitigate, or otherwise protect the Administrative Agent and the Secured Parties from, any dilution in the Equity Interests pledged for their benefit that results from any issuance of Equity Interests by GP Holdings or GP Holdings General Partner to any Person that is not a Credit Party.
(j)    the Borrower may contribute its Equity Interests in Rice Midstream Management LLC, a Delaware limited liability company, to GP Holdings in connection with a “Qualified Public Offering” (as defined in the GP Holdings LP Agreement) to the extent provided in Section 7.2(i) of the Borrower’s LLC Agreement and Section 7.8(h) of the GP Holdings LP Agreement, so long as (i) no Event of Default exists at the time of such Investment or results therefrom, (ii) at the time of and after giving effect to such Investment, the ratio of the total Revolving Credit Exposures to the total Commitments is 0.9 to 1.0 or less, and (iii) after giving effect to such Investment, the Borrower would be in pro forma compliance with Section 9.01.
2.11    Amendment to Section 9.11 of the Credit Agreement. Section 9.11 of the Credit Agreement is hereby amended by adding new clause “(d)” thereto immediately after clause (c) thereof, which new clause (d) shall read in full as follows:
(d)    The Borrower will not permit any Equity Interests it owns in GP Holdings to be converted into any other Equity Interests, other than a conversion of such Equity Interests in connection with a “Qualified Public Offering” (as defined in the GP Holdings LP Agreement) pursuant to Section 7.8(b) of the GP Holdings LP Agreement into (i) Equity Interests in GP Holdings of the same class or series as the securities of GP Holdings proposed to be offered to the public in such Qualified Public Offering or (ii) Equity Interests in the Midstream MLP that are listed on a national securities exchange; provided, that (A) such conversion is for substantially equivalent value (as reasonably determined by GP Holdings General Partner) and (B) the Borrower shall have executed and delivered an amendment to, and a supplement to, the Guaranty and Collateral Agreement reasonably required by the Administrative Agent pursuant to which the Borrower shall pledge all of the Equity Interests received by the Borrower in such conversion to the Administrative Agent for the benefit of the Secured Parties to secure the Obligations.
2.12    Amendment to Section 9.12 of the Credit Agreement. Section 9.12 of the Credit Agreement is hereby amended by (a) relabeling existing clause “(f)” thereof as clause “(g)”, (b) deleting the word “and” at the end of clause (e) thereof and replacing it with a comma and (c) inserting new clause “(f)” immediately after clause (e) thereof, which new clause (f) shall read in full as follows:
(f) any exercise or enforcement of remedies or other exercise of remedial rights by any Affiliate of the Borrower pursuant to the Borrower’s LLC Agreement, the GP Holdings LP Agreement or the Securities Purchase Agreement and
2.13    Amendment to Section 9.17 of the Credit Agreement. Section 9.17 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 9.17.    Changes to Organizational Documents and Securities Purchase Agreement. The Borrower shall not, and shall not permit any other Credit Party or GP Holdings to, amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its certificate of formation, limited liability company agreement, limited partnership agreement, articles of incorporation, bylaws, any preferred stock designation or any other organic document of such Person, or the Securities Purchase Agreement, in each case in any manner that would be adverse to the Borrower, the other Credit Parties or Lenders in any material respect; provided that, for the avoidance of doubt, any amendment, supplement or other modification to (a) the Borrower’s LLC Agreement that (i) increases (A) the “Default Rate” or “Designated Rate”, (B) the value of the “Liquidation Preference” (in each case as defined therein) or (C) the amount of tax distributions required under Section 8.5 of the Borrower’s LLC Agreement, (ii) amends any Triggering Event in a way that is more onerous to the Borrower or adds any additional Triggering Event or any other term or condition the violation of which would allow remedies (whether specified or not) to be exercised against the Borrower, (iii) amends, supplements or otherwise modifies the remedies available to the holders of the Preferred Borrower Units (including those consequences arising due to a Triggering Event) or amends or modifies the circumstances in which such remedies are available, in each case in any manner that is more onerous to the Borrower, or (iv) provides the holders of the Preferred Borrower Units with the right to require the Borrower to redeem or repurchase or make any offer to redeem or repurchase any Preferred Borrower Units prior to the date that is one year after the Maturity Date (other than in connection with a Change in Control), or (b) the Securities Purchase Agreement that (i) increases the “Commitment Fee” as defined therein or (ii) increases the number of common units in GP Holdings that the holders of the Preferred Borrower Units are entitled to purchase from the Borrower, shall, in each case, be deemed to be adverse to the Borrower, the other Credit Parties and Lenders in a material respect.
2.14    Amendment to Section 10.01 of the Credit Agreement. Section 10.01 of the Credit Agreement is hereby amended by:
(a) amending and restating clause (k) thereof in its entirety to read in full as follows:
(k)     (i) one or more judgments for the payment of money in an aggregate amount in excess of the Threshold Amount (to the extent not covered by independent third party insurance as to which the insurer, which is not subject to an insolvency proceeding, does not dispute coverage) or (ii) any one or more non-monetary judgments that have, individually or in the aggregate, a Material Adverse Effect, shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall not be either discharged, vacated or stayed within thirty days after becoming a final judgment;
and
(b) adding a new clause (n) thereto immediately after clause (m) thereof, which new clause (n) shall read in full as follows:
(n)    (i) any event or condition occurs (including any failure of the Borrower to observe or perform any covenant, condition or agreement contained in the documents governing the Preferred Borrower Units) that enables or permits the holders of the Preferred Borrower Units to require the Borrower to redeem or repurchase or make any offer to redeem or repurchase any Preferred Borrower Units prior to the date that is one year after the Maturity Date (other than, in each case, any Change in Control of the type described in clause (c)(ii) of the definition thereof), (ii) the Borrower fails to observe or perform any covenant, condition or agreement contained in the documents governing the Preferred Borrower Units and such failure results in the Borrower being required to or agreeing to pay to the holders of the Preferred Borrower Units, in an amount in excess of the Threshold Amount, additional payments that are not specifically required in the documents governing the Preferred Borrower Units, or (iii) any Triggering Event occurs and is continuing and as a result thereof any Property of any Credit Party is sold under the exclusive control and direction of any holder of any Preferred Borrower Units as prescribed in the Borrower’s LLC Agreement (and after giving effect to such sale, the Obligations are not paid in full and the Commitments are not terminated).
Section 3.Amendment to Guaranty and Collateral Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Guaranty and Collateral Agreement is hereby amended effective as of February 2, 2016 by amending the definition of “Excluded Assets” contained in Section 1.3 thereof by restating clause (d) of such definition in its entirety to read in full as follows:
(d)    all Equity Interests owned by Grantors in Unrestricted Subsidiaries (other than GP Holdings, GP Holdings General Partner and the Permitted JV) and all Equity Interests owned by Grantors in Midstream MLP; and
Section 4.Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:
4.1    The Administrative Agent shall have received counterparts of this Second Amendment from the Credit Parties and the Majority Lenders.
4.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date including, without limitation, the consent fees described in Section 4.3 below.
4.3    The Administrative Agent shall have received, for the account of each of the Lenders executing this Second Amendment on or prior to the Second Amendment Effective Date (the “Consenting Lenders”), a consent fee in an amount equal to ten basis points (0.10%) of such Consenting Lender’s Commitment as of the Second Amendment Effective Date.
4.4    The Administrative Agent shall have received and approved the Borrower’s LLC Agreement that is being executed substantially concurrently herewith in connection with the Borrower’s issuance of Preferred Borrower Units, whereupon such LLC Agreement shall be deemed in compliance with Section 9.17 of the Credit Agreement as amended hereby.
Section 5.Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement (as amended hereby) and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement (as amended hereby) and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Collateral Agreement (as amended hereby) and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Event of Default exists.
5.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4    No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
5.5    Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature Pages Follow.]

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:     /s/ Grayson T. Lisenby
Name: Grayson T. Lisenby
Title:     Senior Vice President and Chief
    Financial Officer

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

GUARANTORS:	RICE OLYMPUS MIDSTREAM LLC, a Delaware limited liability company

By:     /s/ Grayson T. Lisenby
Name:     Grayson T. Lisenby
Title:     Senior Vice President and Chief Financial Officer

RICE WEST VIRGINIA MIDSTREAM LLC, a Delaware limited liability company

By:     /s/ Grayson T. Lisenby
Name:     Grayson T. Lisenby
Title:     Senior Vice President and Chief Financial Officer

STRIKE FORCE MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:     /s/ Grayson T. Lisenby
Name:     Grayson T. Lisenby
Title:     Senior Vice President and Chief Financial Officer

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

WELLS FARGO BANK, N.A., as Administrative Agent and as a Lender

By:      /s/ Matthew W. Coleman
Name:    Matthew W. Coleman
Title:     Director

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

BARCLAYS BANK PLC, as a Lender

By:    /s/ Vanessa Kurbatskiy
Name:     Vanessa Kurbatskiy
Title:    Vice President

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

CITIBANK, N.A., as a Lender

By:     /s/ Saqeeb Ludhi
Name:     Saqeeb Ludhi
Title:     Vice President

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

COMERICA BANK, as a Lender

By:     /s/ Jeffery Treadway
Name:     Jeffery Treadway
Title:     Senior Vice President

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Jerry Li
Name:     Jerry Li
Title:     Authorized Signatory

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Evans Swann, Jr.
Name:     Evans Swann, Jr.
Title:     Authorized Signatory

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

SUNTRUST BANK, as a Lender

By:     /s/ Shannon Juhan
Name:     Shannon Juhan
Title:     Director

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Mason McGurrin
Name:     Mason McGurrin
Title:     Managing Director

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ Todd S. Anderson
Name:     Todd S. Anderson
Title:     Vice President

Signature Page to Second Amendment to
Credit Agreement and First Amendment to Guaranty and Collateral Agreement
Rice Midstream Holdings LLC